DSIP.STK

  SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND (the "Fund")


             Supplement dated September 15, 1995 to
               Prospectus dated November 7, 1994


      At a Board Meeting held on August 9, 1995, the Trustees of the Fund approved the elimination by Smith Barney Global Capital
Management Inc., the Fund's sub-investment adviser, of the wavier of a portion of its sub-investment advisory fee.

      As a result of the elimination of the waiver, the following information supersedes the information set forth in the Fund's
Prospectus dated November 7, 1994:

                                                  Class A   Class
B    Class C   Class Y
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Shareholder Transaction Expenses
   Maximum sales charge imposed on purchases
    (as a percentage of offering price)       4.50%          None
None      None
   Maximum CDSC
   (as a percentage of original cost or
   redemption proceeds, whichever is lower)  None*          4.50%
1.00%          None
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Annual Fund Operating Expenses
   (as a percentage of average net asset)
      Management   fees                   0.65%             0.65%
0.65%          0.65%
     12b-1  fees**                     0.25       0.75       0.70
None
    Other expenses***                    0.22      0.19      0.19
0.22
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___________________
TOTAL FUND OPERATING EXPENSES 1.12%          1.59%          1.54%
0.87%
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  *  Purchases  of  Class  A  shares, which  when  combined  with current holdings of Class A shares offered with a sales charge, equal or exceed $500,000 in the aggregate, will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months.
 ** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee.
     Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
*** For Class Y shares, "Other expenses" have been estimated based on expenses incurred by the Class A shares because Class Y shares were not available for purchase prior to November 7, 1994.




Supplement dated September 15, 1995


FD---- 9/95

EXAMPLE The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Trust and the Fund."

                               1  Year         3 Years   5  Years
10 Years*
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___________________
An investor would pay the following expenses on a
$1,000 investment, assuming (1) 5.00% annual return
and (2) redemption at the end of each time period:
     Class A                  $61       $84       $109      $180
     Class B                   58        72         87       189
     Class C                   27        50         87       183
     Class Y                    9        28         48       107

An investor would pay the following expenses on
the same investment, assuming the same annual
return and no redemption:
     Class A                  $61       $84       $109      $180
     Class B                   16        50         87       189
     Class C                   16        49         84       183
     Class Y                    9        28         48       107
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 *   Ten-year  figures  assume conversion of Class  B  shares  to
     Class A shares at the end of the eighth year following the date of purchase.